SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2009

DENDREON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30681 (Commission File Number)	22-3203193 (I.R.S. Employer Identification Number)
3005 First Avenue
Seattle, Washington
98121
(Address of principal executive offices) (zip code)
(206) 256-4545
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On December 8, 2009, Dendreon Corporation issued a press release announcing the proposed offering of its common stock in an underwritten public offering pursuant to its effective shelf registration statement previously filed with the Securities and Exchange Commission (the “SEC”). A copy of the press release is attached hereto as Exhibit 99.1. A copy of the preliminary prospectus supplement and related base prospectus for the offering has been filed with the SEC and is available on the SEC’s website, www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Dendreon Corporation press release, dated December 8, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION
By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Senior Vice President, Corporate Development, General Counsel and Secretary

Date: December 8, 2009

EXHIBIT INDEX

Number	Description
99.1	Dendreon Corporation press release, dated December 8, 2009.